              Financial Statements of

              WORLDBID CORPORATION AND SUBSIDIARY
              (Prepared by management)

              Year ended April 30, 2000 and
              Nine months ended January 31, 2001
              (Unaudited)

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Balance Sheet

January 31, 2001
(Unaudited)

==============================================================================
                                 Historical Historical Pro forma    Pro forma
                                 Worldbid   RequestAm  Adjustments  Combined
------------------------------------------------------------------------------
Assets

Current assets:
  Cash and cash equivalents      $   63,449 $   90,025 $        - $    153,474
  Accounts receivable                16,436      4,107          -       20,543
  Prepaid expenses                   13,183      1,484          -       14,667
  ----------------------------------------------------------------------------
                                     93,068     95,616          -      188,684

Property and equipment,
  less accumulated amortization     346,561     39,220          -      385,781
Deferred costs                       50,000     22,488    (22,488)      50,000
Other assets                         39,163          -          -       39,163
Goodwill                                  -          -    116,417      116,417
------------------------------------------------------------------------------
                                 $  528,792 $  157,324 $   93,929 $    780,045
==============================================================================

Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable and
   accrued liabilities           $  334,747 $   48,741 $        - $    383,488
  Loan payable                      100,000          -          -      100,000
  Due to shareholder                803,450          -          -      803,450
  ---------------------------------------------------------------------------
                                  1,238,197     48,741          -    1,286,938

Stockholders' equity:
  Common stock                       15,800  1,172,500 (1,171,750)      16,550
  Additional paid-in capital      2,950,200          -    224,250    3,174,450
  Share subscription                  5,000          -          -        5,000
  Exchange adjustment                11,159          -          -       11,159
  Deficit                        (3,691,564)(1,063,917) 1,041,429   (3,714,052)
  ----------------------------------------------------------------------------
                                   (709,405)   108,583     93,929     (506,893)
------------------------------------------------------------------------------
                                 $  528,792 $  157,324 $   93,929 $    780,045
==============================================================================
See accompanying notes to unaudited pro forma condensed combined financial statements.

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Pro Forma Condensed Combined Statement of Operations

Nine months ended January 31, 2001
(Unaudited)

==============================================================================
                                 Historical Historical Pro forma    Pro forma
                                 Worldbid   RequestAm  Adjustments  Combined
------------------------------------------------------------------------------
Revenue                          $   65,815 $   44,135 $        - $    109,950

Operating expense:
  Salaries and benefits            (601,842)  (459,883)         -   (1,061,725)
  Marketing expense                (824,372)   (43,552)         -     (867,924)
  Technical support
   and operatings                  (205,930)   (34,507)         -     (240,437)
  Professional fees                (414,699)   (41,853)   (22,488)    (479,040)
  Other selling, general and
   Administration                  (391,847)   (27,263)         -     (419,110)
  Depreciation                      (66,236)    (5,923)   (38,806)    (110,965)
  ----------------------------------------------------------------------------
                                 (2,504,926)  (612,981)   (61,294)  (3,179,201)

Loss from operations             (2,439,111)  (568,846)   (61,294)  (3,069,251)

Other income (expense)              (76,241)     5,836          -      (70,405)
Tax recovery (expense)                    -       (800)         -         (800)
------------------------------------------------------------------------------
Net loss                         (2,515,352)  (563,810)   (61,294)  (3,140,456)

Net loss per common share,
  basic and diluted             $     (0.17) $       - $        - $      (0.21)
------------------------------------------------------------------------------
Weighted average common shares
  outstanding, basic and diluted 14,291,295          -          -   15,041,295
==============================================================================
See accompanying notes to unaudited pro forma condensed combined financial statements.

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Pro Forma Condensed Combined Statement of Operations

Year ended April 30, 2000
(Unaudited)
==============================================================================
                                 Historical Historical Pro forma    Pro forma
                                 Worldbid   RequestAm  Adjustments  Combined
------------------------------------------------------------------------------
Revenue                          $   87,729 $    4,772 $        - $     92,501

Operating expense                (1,195,217)  (524,765)   (38,806)  (1,758,788)
------------------------------------------------------------------------------
Loss before other income         (1,107,488)  (519,993)   (38,806)  (1,666,287)

Other income (interest)               2,848      1,338          -        4,186
------------------------------------------------------------------------------
Loss before income tax           (1,104,640)  (518,655)   (38,806)  (1,662,101)

Provision for income tax                  -       (800)         -         (800)
------------------------------------------------------------------------------
Net loss                         (1,104,640)  (519,455)   (38,806)  (1,662,901)

Net loss per common share,
  basic and diluted              $    (0.18) $       - $        - $      (0.25)
------------------------------------------------------------------------------
Weighted average common shares
  outstanding, basic and diluted  6,020,000          -          -    6,770,000
==============================================================================
See accompanying notes to unaudited pro forma condensed combined financial statements.

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Notes to Pro forma Condensed Combined Financial Statements
(Unaudited)
-----------------------------------------------------------

1.   Basis of presentation:

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of RequestAmerica.com, Inc. ("RequestAmerica.com") by
Worldbid, Inc. ("Worldbid").

On February 23, 2001, Worldbid completed the acquisition of all of the issued and outstanding common shares of RequestAmerica.com, which operates as an interactive, internet-based national clearing house for small business on-line exchange in the B2B and G2B marketplace. Its services are designed to provide buyers a large group of vendors from which to select and sellers a targeted source of sales leads. The purchase price of $225,000 consisted of the issuance of 750,000 common shares with a fair value of $225,000.

The pro forma condensed combined balance sheet assumes the acquisition took place on January 31, 2001 and combines the January 31, 2001 balance sheet of Worldbid with the December 31, 2000 balance sheet of RequestAmerica.com.
The pro forma condensed combined statement of operations for Worldbid's fiscal year ended April 30, 2000 assumes the acquisition took place as of the beginning of the fiscal year and combines the historical results of Worldbid for the fiscal year ended April 30, 2000 and RequestAmerica.com for the twelve months ended April 30, 2000, with pro forma adjustments. The pro forma condensed combined statement of operations for the nine months ended
January 31, 2001 assumes the acquisition took place as of May 1, 2000 and combines the historical results of Worldbid and RequestAmerica for the nine months ended
January 31, 2001, with pro forma adjustments. Since the fiscal years of Worldbid and RequestAmerica.com differ, the financial statements of RequestAmerica.com have been recast for the 2000 completed year of Worldbid and are presented for the twelve-month period ended April 30, 2000.

The unaudited pro forma condensed combined balance sheet reflects the appropriate pro forma adjustments to record the acquisitions of RequestAmerica.com using the purchase method of accounting. Acquisition costs and allocation of the excess of acquisition costs over net assets assumed are set forth below:

Fair value of common shares of Worldbid issued        $     225,000
-------------------------------------------------------------------
Total acquisition costs                                     225,000
Less: net assets assumed                                   (108,583)
-------------------------------------------------------------------
Total acquisition costs and net assets assumed        $     116,417
===================================================================
Allocation to intangible assets                       $     116,417
===================================================================

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Notes to Pro forma Condensed Combined Financial Statements
(Unaudited)
-----------------------------------------------------------

1.   Basis of presentation (continued):

The fair value of shares of Worldbid common stock was determined by taking an average of the opening and closing price of Worldbid common stock for a short period just before and just after the final terms of the transactions were agreed to by the parties and announced to the public.
The unaudited pro forma condensed statements of operations reflect additional amortization expense resulting from the increase in intangible assets due to the acquisition. The unallocated excess of acquisition costs over net assets assumed has been allocated to intangibles assets, which will be amortized over three years.

The pro forma combined financial statements included herein have been prepared by Worldbid without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, Worldbid believes that the disclosures are adequate to make the information not misleading. These pro forma combined financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in Worldbid's Form 10-KSB for the fiscal year ended April 30, 2000, the unaudited consolidated financial statements and the notes thereto included in Worldbid's Form 10-QSB for the nine months ended January 31, 2001 and the financial statements of RequestAmerica.com included in this filing.

2.   Pro forma adjustments:

The pro forma condensed combined balance sheet reflects the following adjustments:

(a) To record the issuance of common shares ($750) and additional paid in capital ($224,250).
(b)   To record intangible assets acquired ($116,417).
(c) To expense deferred acquisition costs of RequestAmerica.com ($22,488).
(d) To eliminate the share capital ($1,172,500) and accumulated deficit of RequestAmerica.com ($1,041,429).

The pro forma combined statements of operations reflect the following adjustment:

(a) To record amortization of purchased intangibles over estimated useful lives of three years.
(b) To record the expense of deferred acquisition costs incurred by RequestAmerica.com.

WORLDBID CORPORATION AND SUBSIDIARY
(Prepared by management)
Notes to Pro forma Condensed Combined Financial Statements
(Unaudited)
-----------------------------------------------------------

3.   Loss per share:

Basic and diluted net loss per share for each period is calculated by dividing pro forma net loss by the common shares used to calculate net loss per share in the historical period of Worldbid plus the effect of the common stock of Worldbid which was issued under the Agreement and Plan of Merger.